                                                                   Exhibit 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 22, 1999, relating to the financial statements, which appears in the registration statement on Form 10 for the year ended January.

/s/  PricewaterhouseCoopers LLP

Pricewaterhouse Coopers LLP

Columbus, Ohio
December 23, 1999